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                                  ARTHUR
                                 ANDERSEN

                                                       Arthur Andersen LLP

                                                                Suite 3100
                                                          1225 17th Street
                                                      Denver CO 80202-5531
                                                              303 295-1900


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 31, 1997, included in Precision Standard Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.

/s/Arthur Andersen LLP

Denver, Colorado
August 18, 1997